UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 30, 2020
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)

(240) 813-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market
Common Stock Warrants (IPO)	OPGNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07   —   Submission of Matters to a Vote of Security Holders.

On March 30, 2020, OpGen, Inc. (the “Company”) held a Special Meeting of the Stockholders of the Company. At the Annual Meeting, the total number of shares represented in person or by proxy was 2,897,277 of the 5,582,280 shares of Common Stock outstanding and entitled to vote at the Special Meeting as of the record date, January 24, 2020. The following matters were voted upon at the Special Meeting:

1.                                          The vote of the stockholders to approve the business combination transaction pursuant to an Implementation Agreement dated September 4, 2019, by and among the Company, Curetis N.V., a public company with limited liability under the Laws of the Netherlands, and Crystal GmbH, a private limited liability company organized under the laws of the Federal Republic of Germany and wholly owned subsidiary of the Company, was:

2,859,412 votes	FOR the resolution
15,938 votes	AGAINST the resolution
21,927 votes	ABSTAIN

2.                                          The vote of the stockholders to approve the issuance or reservation for issuance of 2,662,564 shares of the Common Stock to be issued or reserved for issuance in connection with the transaction contemplated by the Implementation Agreement in accordance with the Implementation Agreement and as required by and in accordance with the applicable rules of The Nasdaq Capital Market, was:

2,757,765 votes	FOR the resolution
108,223 votes	AGAINST the resolution
31,289 votes	ABSTAIN

3.                                          The vote of the stockholders to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, the Company is not authorized to consummate the transactions contemplated by Proposals No. One and Two, was:

2,761,736 votes	FOR the resolution
94,385 votes	AGAINST the resolution
41,156 votes	ABSTAIN

Item 8.01 – Other Events.

On March 30, 2020, the Company issued a press release announcing the results of the Special Meeting of Stockholders held in connection with the business combination transaction with Curetis GmbH. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Documents

99.1 Press Release, dated March 30, 2020.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 30, 2020	OpGen, Inc.

	By:	/s/ Timothy C. Dec
		Name:	Timothy C. Dec
		Title:	Chief Financial Officer